UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
November 25, 2009

INTERNATIONAL DEVELOPMENT AND ENVIRONMENTAL HOLDINGS
______________________________
(Exact name of registrant as specified in its charter)

Nevada __________________ (State or other jurisdiction of incorporation or organization)	32-0237237 __________________ (I.R.S. employer identification number)

1701 E. Woodfield Rd. Suite 915 Schaumburg, IL. (Address of principal executive offices)	60173 __________________ (Zip code)

(800) 884-1189

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Changes in Control of Registrant.

On November 25, 2009, JTMW Partners, Michael T. Williams and Bernard J. Tanenbaum III principals, acquired 29,900,000 shares, or approximately 84%, of our common stock from Philip Huseyinof for $12,000 using personal funds.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ronald Hardesty was dismissed as COO and Interim CFO/Comptroller effective on or before November 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Development and Environmental Holdings

By: /s/ Philip J. Huseyinof

Philip J. Huseyinof
CEO
International Development and Environmental Holdings
Dated:   November 27, 2009